SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2025

FIRST SAVINGS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	001-34155	37-1567871
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

702 North Shore Drive, Suite 300, Jeffersonville, Indiana	47130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 283-0724

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FSFG	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On September 24, 2025, First Savings Financial Group, Inc. (“FSFG”), the holding company of First Savings Bank, and First Merchants Corporation (“First Merchants”), the holding company of First Merchants Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which FSFG will merge with and into First Merchants, with First Merchants as the surviving corporation (the “Merger”). Immediately following the Merger First Savings Bank will merge with and into First Merchants Bank, with First Merchants Bank as the surviving institution.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each shareholder of FSFG will have the right to receive 0.85 of a share of First Merchants common stock for each share of FSFG common stock owned.

The Merger Agreement contains customary representations, warranties and covenants of FSFG and First Merchants, including covenants by each party to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain kinds of transactions during such period. FSFG has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit FSFG’s Board of Directors to act in a manner consistent its fiduciary duties, enter into discussions concerning, or furnish information in connection with, any proposals for alternative business combination transactions. The Merger Agreement provides each of FSFG and First Merchants with specified termination rights. If the Merger is not consummated under specified circumstances, including if FSFG terminates the Merger Agreement under certain circumstances, FSFG has agreed to pay First Merchants a termination fee of $10.0 million.

The consummation of the Merger is subject to customary closing conditions, including the receipt of requisite regulatory approvals and the receipt of FSFG shareholder approval. The Merger is currently expected to be completed in the first calendar quarter of 2026.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report and the terms of which are incorporated in this Item 1.01 by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about FSFG or First Merchants. The Merger Agreement contains customary representations, warranties and covenants that FSFG and First Merchants made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by FSFG and First Merchants in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and may have been used to allocate risk between FSFG and First Merchants rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in thew public disclosures of FSFG or First Merchants. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Voting Agreement

In connection with the execution of the Merger Agreement, all the directors of FSFG and certain executive officers of FSFG and/or First Savings Bank have entered into a voting agreement with First Merchants pursuant to which each individual has agreed, among other things, to vote his or shares of FSFG common stock in favor of the approval of the Merger Agreement at a meeting of FSFG’s stockholders to be held for the purpose of approving the Merger Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, which is attached as Exhibit 99.1 to this Current Report and is incorporated into this Item 1.01 by reference.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Important Additional Information and Where To Find It

In connection with the proposed Merger, First Merchants will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of First Savings and a prospectus of First Merchants, as well as other relevant documents concerning the proposed Merger. When finalized, the proxy statement-prospectus will be submitted to First Savings’ common shareholders to solicit their proxies in connection with their vote on the proposed Merger. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT-PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. Once filed, you may obtain a free copy of the Proxy Statement- Prospectus, when it becomes available, as well as other filings containing information about First Merchants and First Savings, at the SEC’s website (http://www.sec.gov). You may also obtain these documents, free of charge, by accessing First Merchants’ website (http://www.firstmerchants.com) under the tab “Investor Relations,” then under the heading “Financial Information” and finally under the link “SEC Filings,” or by accessing First Savings’ website (http://www.fsbbank.net) under the link “Investor Relations.” Alternatively, these documents, when available, can be obtained free of charge from First Merchants upon written request to First Merchants Corporation, 200 East Jackson Street, Muncie, IN 47305, Attention: Corporate Secretary, or by calling (765) 747-1500, or from First Savings, upon written request to First Savings Financial Group, Inc., 702 N Shore Drive, Suite 300, Jeffersonville, IN 47130, Attention: Investor Relations, or by calling (812) 283-0724.

Participants in Solicitation

First Merchants and First Savings and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the common shareholders of First Savings in connection with the proposed Merger. Information about the directors and executive officers of First Merchants is set forth in the proxy statement for First Merchants’ 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 1, 2025. Information about the directors and executive officers of First Savings is set forth in the proxy statement for the First Savings 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on January 8, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement-Prospectus regarding the proposed Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the Merger or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory approvals or the approval of First Savings’ common shareholders, and the ability to complete the Merger on the expected timeframe; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in First Merchants’ filings with the Securities and Exchange Commission.

First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, First Merchants’ and First Savings’ respective past results of operations do not necessarily indicate either of their anticipated future results, whether or not the Merger is completed.

Item 7.01	Regulation FD Disclosure

A First Merchants presentation containing additional information regarding the Merger for analysts and investors is attached as Exhibit 99.2 to this Current Report. The presentation is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under such Section 18.

Item 8.01	Other Events

On September 25, 2025, FSFG and First Merchants issued a joint press release announcing the execution of the Merger Agreement. A copy is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

2.1	Agreement and Plan of Merger dated September 24, 2025
99.1	Voting Agreement dated September 24, 2025
99.2	Presentation dated September 25, 2025
99.3	Press Release dated September 25, 2025
104	Cover Page Interactive Data File (formatted within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SAVINGS FINANCIAL GROUP, INC.

Date: September 24, 2025	By:	/s/ Larry W. Myers
Larry W. Myers
President and Chief Executive Officer